UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June 2020

Nuveen Closed-End Funds

JRI	Nuveen Real Asset Income and Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chair’s Letter to Shareholders

Dear Shareholders,

The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer and a new school year and Northern Hemisphere flu season add new variables. Markets have turned their focus to the potential for an economic recovery, although the timing and magnitude are highly uncertain. Elevated market volatility is likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.

While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to €1.35 trillion from €750 billion and extended its duration to June 2021.

In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 24, 2020

Portfolio Managers’ Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. The Fund’s portfolio managers are Jay L. Rosenberg, Jean C. Lin, CFA, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland.

Here the Fund’s portfolio management team discusses key investment strategies and the Fund’s performance for the six-month reporting period ended June 30, 2020.

An Update on COVID-19 Coronavirus and its Impact on the Securities Markets

Slowing COVID-19 coronavirus infection rates around the world encouraged authorities to loosen restrictions on business and social activity in recent months. While economic indicators have improved considerably from the depths of the shutdown, some regions, including the U.S., have seen an uptick in infection rates after reopening. This may slow the recovery process and contribute to short-term market volatility in the meantime.

Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, and most markets have recovered most of their losses. But volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments or vaccines). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2020?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the JRI Blended Index, which is an index we created to represent a model asset allocation for an income oriented product providing investment exposure to real assets. The JRI Blended Index constituents include: 28% S&P Global Infrastructure Index, 21% FTSE EPRA Nareit Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

We continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. In terms of changes, we moved to further underweight equities year-to-date in 2020 while continuing to add to the non-equity portion of the portfolio, especially preferred securities. We believe preferreds currently offer the most attractive valuation opportunities, especially within infrastructure where we are able to find institutional issues and hybrid structures outside of the traditional $25 par market that offer a lower amount of interest rate risk in addition to their relatively attractive prices. The Fund’s debt exposure remained relatively unchanged in weight. We also remained committed to the significant changes we made to the mix of companies within our broad categories during the reporting period because of the different impacts the COVID-19 crisis has had on business models within real estate and infrastructure. We believe the retail real estate and lodging areas will remain impaired, and while an uptick in economic activity is welcome, overall utilization is likely to remain quite depressed, causing continued earnings headwinds for these property types. Despite the significant rally within infrastructure, we did not increase energy exposure because we are comfortable with our holdings in the area. We remain steadfast with our preference for areas where fundamentals are actually likely to improve in the current environment, or be much less negatively impacted such as cellular tower and data center businesses, industrial real estate and regulated utilities.

How did the Fund perform during this six-month reporting period ended June 30, 2020?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2020. For the six-month reporting period ended June 30, 2020, the Fund’s total return at net asset value (NAV) underperformed its JRI Blended Index and the MSCI World Index (net).

During the reporting period, returns among the five “real asset” categories within the JRI Blended Index were quite divergent. The equity market experienced a dramatic sell-off in March 2020 that more significantly impacted the typically defensive real estate and global infrastructure sectors. Global real estate was the worst performing segment within the Real Asset Income Blend, ending the reporting period with a -21.33% return (FTSE EPRA/NAREIT Developed Index) and underperforming the U.S. real estate market, which posted a loss of -18.45% (MSCI U.S. REIT Index). The global infrastructure segment slightly outpaced global real estate during the reporting period, but also ended sharply lower with a return of -19.68%, as measured by the S&P Global Infrastructure Index. Both global real estate and global infrastructure significantly lagged the more muted negative returns in the broader global equity markets during the reporting period as represented by -5.77% return of the MSCI World Index (net).

The reason for the underperformance of real estate and global infrastructure was because both segments were more directly impacted by the health crisis and the resulting shutdowns. In real estate, most property types are comprised of physical assets that are meant to facilitate the gathering of people. During the reporting period, more than half of the world’s population was either mandated or strongly encouraged to shelter at home. Retail shopping centers were closed, hotel occupancy cratered and restaurants and theaters were empty. As the reporting period progressed, the slow pace of reopenings and the resurgence of COVID-19 in the more populated states of the U.S. continued to be an overhang for this segment. While retail shopping centers, hotels, restaurants and theaters began reopening, it was at a gradual and uneven pace.

For infrastructure, two of the largest areas of investment were impacted in a similar fashion. Transportation infrastructure, which includes airports, toll roads and passenger rail lines, operated at a fraction of capacity due to lockdowns, border closures, social distancing and general fear of COVID-19. Although their usage began to slowly increase as the reporting period progressed, many border closures and restrictions remained. For the same reasons, energy infrastructure was significantly impacted by reduced demand, which came at a time when supply was already elevated. The price war between Saudi Arabia and Russia exacerbated the imbalance and pushed oil prices to an 18-year low in March 2020, which further reduced the need for pipeline infrastructure to move the commodity as production slowed while rig counts fell. Energy infrastructure did see some improvement later in the reporting period after oil prices rallied to more than $40 per barrel. Demand increased after many economies came back online, while Organization of the Petroleum Exporting Countries (OPEC) and other oil-producing nations agreed to stem production.

In the high yield market, the COVID-19 crisis led to a near complete shutdown of the capital markets in March 2020, which was exacerbated by the sharp drop in crude oil prices. Together these forces drove a spike in risk premiums and high yield outflows. High yield spreads peaked at 1,100 basis points before sharply retracing to end the reporting period at 630 basis points after drastic policy measures were inked, companies tapped credit facilities and more clarity emerged regarding the differentiation between sectors, credit factors and resiliency going into recession. High yield performed well in the second half of the reporting period as policymakers continued to implement a number of tools at their disposal to support healthy market and economic functioning while portions of the country gradually reopened. Investors took courage from these steps resulting in sizable inflows back into the high yield market later in the reporting period, which were met with one of the largest rounds of quarterly net new issuance ($59 billion) as companies aimed to optimize their capital structure. After the sharp underperformance in March 2020, the high yield market ended the reporting period down only -3.80% as measured by the Bloomberg Barclays U.S. Corporate High Yield Index. Meanwhile, returns between the two preferred indexes within the Real Asset Income Blend Index were also quite divergent

Portfolio Managers’ Comments (continued)

with the Wells Fargo Hybrid & Preferred Securities REIT Index returning -10.35%, while the Bloomberg Barclays Global Capital Securities Index gained 0.55%. The return differential between these indexes highlights the disproportionate impact the COVID-19 crisis has had on real estate in general.

Throughout the reporting period, the Fund generated a consistent gross yield that remained above our overall yield hurdle. The income served as a potential source of stability that has been a common feature of the Fund during past market declines.

Relative to the JRI Blended Index, the Fund’s performance was hindered in varying degrees by four of the five segments (real estate preferred, real estate common equity, infrastructure preferreds and high yield debt), while its exposure in the infrastructure equity segment benefited results. Generally speaking though, the primary reason for the Fund’s underperformance was due to its specific mandate to own only real asset companies that ended up being disproportionately affected by social distancing and the closure of economies worldwide. While the Fund’s equity universe is relatively well represented within the two underlying equity benchmarks, the portfolio has significant differences versus its benchmarks within the preferred and high yield debt exposures, as well as many sub-sectors within the equity universe. Areas that we are unable to own because of the Fund’s real asset mandate generally held up better, which led to much of the relative underperformance. The Fund’s income objective was an additional drag on performance. Even within equities (where our benchmarks are more representative of the portfolio’s holdings), higher dividend-paying stocks underperformed those that retain more of their cash flows.

The real estate preferred segment was the most significant drag on results, primarily due to the portfolio’s underweight to the self-storage area and overweight to hotel REIT preferreds. Certain sub-property types were much less affected by social distancing, primarily due to the fact that their tenants, in large part, are not people. Self-storage was an area that provided defensive characteristics and garnered investor attention because it is a rather low cost expense for most households and requires no human interaction. As a result, self-storage REIT preferred securities provided positive returns that were substantially better than many areas that experienced massive business disruptions from the COVID-19 outbreak. On the other hand, hotel demand cratered as country borders were closed to international air traffic and domestic travel was largely halted from stay-at-home orders and general health concerns. As a result, returns for the hotel REIT preferred segment fell by more than 30% during the reporting period.

The real estate common equity portfolio also detracted from performance. The Fund’s portfolio was positioned with an overweight in the group relative to the benchmark heading into 2020, which proved detrimental given the weakness in real estate shares from the effects of the pandemic. Within the segment, an overweight to the net lease sector detracted the most. Net lease is typically a more defensive group because lease structures are usually longer term in nature, which has historically provided some consistency to earnings in an economic decline. These companies also pay higher dividends than many other sectors, which makes them more appropriate for an income focused portfolio versus other property types that may not produce high enough dividends. However, within net lease, many of the property types were the ones subject to forced closures, which caused considerable fears about future earnings due to the possible inability for tenants to pay rent. Also, dividend cuts have become more likely in that scenario, which is also significantly impacting the group.

Performance in the infrastructure preferred segment also lagged during the reporting period, primarily due to energy holdings. This segment is a disproportionately large part of the Fund’s investable universe given its real asset mandate. Energy infrastructure, as previously mentioned, was significantly impacted earlier in the reporting period by reduced demand for oil as travel restrictions and shelter-in-place/work-from-home policies greatly reduced both air and automobile traffic. Elevated supply, cratering demand and dramatic price declines for crude oil reduced the need for infrastructure assets as drillers and exploration and production cut activity and expenditures. While we focus our investments in higher quality midstream companies, which performed much better than lower quality upstream, they were not immune to the significant price depreciation. Later in the reporting period, the price of crude oil and the energy sector as a whole was buoyed by significant strides made around the world in containing the COVID-19 crisis, the beginning of economic reopenings and the arrival of the summer driving season. While we had reduced the Fund’s energy exposure early in the downturn, we did remain committed to our high quality positions within midstream, especially within the preferred group.

In the debt area, results were hurt by the Fund’s lack of industrial exposure. A structural underweight to industrials is typical for the Fund because most of the companies within that space don’t meet our definition of infrastructure or real estate. However, during the reporting period, much of the industrial category that the Fund is precluded from owning outperformed.

On the positive side of the equation, the infrastructure common equity sector aided the Fund’s performance during the reporting period. Heading into 2020, the Fund remained underweight in the infrastructure common equity sector, which contributed to outperformance within the group. Leading the positive contribution was a significant underweight to airports, which was the sector perhaps most negatively impacted by the COVID-19 crisis. Along with our concerns about fundamentals for the group even prior to the COVID-19 crisis, most of the airport stocks simply don’t pay high enough dividends to warrant inclusion in this portfolio. Once the COVID-19 crisis intensified, entire country closures in places like Italy, Spain and France essentially halted air travel. Recent reports from several airports indicate passenger declines of 90% versus a year ago, which will clearly have a devastating impact on earnings. As a result, the Fund’s substantial underweight proved the most beneficial to relative performance within infrastructure equity since the airport sector fell more than 35% during the reporting period. The airport group did rally back somewhat later in the reporting period based on an improving recovery outlook, similar to the dynamics that drove energy higher. In addition, the Fund’s overweight in electric transmission and out-of-index exposure in alternative energy aided results within the infrastructure common equity sector.

The Fund began using interest rate futures to partially hedge the portfolio against movements in interest rates. These futures contracts had a negligible impact on total return performance during the reporting period.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmarks was the Fund’s use of leverage through bank borrowings and reverse repurchase agreements. As of the end of the reporting period, the Fund is no longer using reverse repurchase agreements. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Fund’s use of leverage had a negative impact on total return performance during this reporting period. The negative impact of leverage during the brief but severe COVID-19 induced market downturn in March was greater than the positive impact of leverage during the remainder of the reporting period. More specifically, this net negative contribution of leverage was amplified during the market downturn in part because the Fund used proceeds from portfolio sales to pay down borrowings and reduce its elevated leverage ratio, which rose as prices of portfolio securities, including those sold for de-levering purposes, declined. Conversely, as financial markets recovered and asset prices steadied, the Fund gradually increased leverage levels, using proceeds to purchase new portfolio securities at generally higher prices. Management believes, however, that the potential benefits from leverage continue to outweigh the associated increase in risk and total return variability previously described.

The Fund continued to use forward starting interest rate swap contracts to partially hedge its future interest cost of leverage. The impact of the swap contracts on total return performance was negative during this reporting period.

As of June 30, 2020, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	28.21%
Regulatory Leverage*	28.21%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of January 1, 2020	Draws	Paydowns	Outstanding Balance as of June 30, 2020	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of August 27, 2020
$222,225,000	$24,200,000	$(98,460,000)	$147,965,000	$168,637,582	$9,610,000	$ —	$157,575,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted above, the Fund utilized reverse repurchase agreements, in which the Fund sells to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
Outstanding Balance as of January 1, 2020	Sales	Purchases	Outstanding Balance as of June 30, 2020	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of August 27, 2020
$65,000,000	$(65,000,000)	$ —	$ —	$64,222,338	$ —	$ —	$ —

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2020, the date of the distribution data included within the Fund’s most recent distribution notice of the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of June 30, 2020

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.0965	8.45%	(21.70)%	0.83%	4.67%	(28.53)%

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of June 30, 2020

Current month Estimated Percentage of the Distribution				Fiscal YTD Estimated Per Share Amounts
Per Share Distribution	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
0.0965	54.03%	0.00%	45.97%	$0.6405	$0.3461	$0.0000	$0.2944

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2020 (Subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of June 30, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JRI
Common shares cumulatively repurchased and retired	191,000
Common shares authorized for repurchase	2,745,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of June 30, 2020, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JRI
Common share NAV	$13.71
Common share price	$11.68
Premium/(Discount) to NAV	(14.81)%
6-month average premium/(discount) to NAV	(12.79)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

THIS PAGE INTENTIONALLY LEFT BLANK

JRI	Nuveen Real Asset Income and Growth Fund Performance Overview and Holding Summaries as of June 30, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2020

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JRI at Common Share NAV	(28.53)%	(21.70)%	0.83%	5.45%
JRI at Common Share Price	(33.15)%	(24.74)%	0.40%	3.79%
Custom Blended Benchmark[1]	(11.76)%	(7.34)%	3.36%	5.10%
MSCI World Index	(5.77)%	2.84%	6.90%	8.94%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

1

The Custom Blended Benchmark consists of : 1) 28% of the return of the S&P Global Infrastructure Index, 2) 21% of the return of the Financial Times Stock Exchange – European Public Real Estates Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Development Index, 3) 18% of the return of the Wells Fargo Hybrid & Preferred Securities REIT Index, 4) 18% of the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index and 5) 15% of the return of the Bloomberg Barclays Global Capital Securities Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	56.7%
$25 Par (or similar) Retail Preferred	23.9%
Corporate Bonds	22.8%
$1,000 Par (or similar) Institutional Preferred	20.3%
Convertible Preferred Securities	9.3%
Variable Rate Senior Loan Interests	2.3%
Convertible Bonds	0.9%
Whole Loans	0.8%
Investment Companies	0.4%
Mortgage-Backed Securities	0.4%
Common Stock Rights	0.0%
Repurchase Agreements	4.0%
Other Assets Less Liabilities	(2.5)%
Net Assets Plus Borrowings	139.3%
Borrowings	(39.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Equity Real Estate Investment Trusts	31.0%
Electric Utilities	21.7%
Multi-Utilities	9.7%
Oil, Gas & Consumable Fuels	6.3%
Real Estate Management & Development	4.7%
Gas Utilities	4.2%
Other	19.6%
Repurchase Agreements	2.8%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.4%
AA	0.1%
A	3.9%
BBB	48.4%
BB or Lower	34.2%
N/R (not rated)	13.0%
Total	100%

Country Allocation

(% of total investments)

United States	59.1%
Canada	13.5%
Australia	3.9%
Italy	3.8%
Singapore	2.6%
Hong Kong	2.4%
Spain	2.0%
United Kingdom	1.8%
Germany	1.1%
France	1.1%
Other	8.7%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

Medical Properties Trust Inc	3.6%
Snam SpA	3.3%
STAG Industrial Inc	3.1%
Enel SpA	2.8%
NetLink NBN Trust	2.4%

Shareholder Meeting Report

The annual meeting of shareholders, originally scheduled to be held on April 8, 2020 in person, was postponed to April 22, 2020 for JRI. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

JRI
Common Shares
Approval of the Board Members was reached as follows:
John K. Nelson
For	20,731,187
Withhold	3,164,941
Total	23,896,128
Terence J. Toth
For	23,429,113
Withhold	467,015
Total	23,896,128
Robert L. Young
For	23,481,596
Withhold	414,532
Total	23,896,128

JRI	Nuveen Real Asset Income and Growth Fund Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 137.8% (97.2% of Total Investments)

	COMMON STOCKS – 56.7% (40.0% of Total Investments)

	Air Freight & Logistics – 0.6%

69,705	Oesterreichische Post AG, (2)	$2,307,840

	Diversified Financial Services – 0.1%

318,061	Sdcl Energy Efficiency Income Trust PLC, (2)	420,166

	Diversified Telecommunication Services – 2.2%

1,077,912	HKBN Ltd, (2)	1,890,186
720,815	HKT Trust & HKT Ltd, (2)	1,057,773
7,453,662	NetLink NBN Trust, (2)	5,206,465
19,616	Singapore Telecommunications Ltd, (2)	34,895
147,883	Singapore Telecommunications Ltd, (2)	262,806
	Total Diversified Telecommunication Services	8,452,125

	Electric Utilities – 11.9%

2,941,329	AusNet Services, (2)	3,398,337
38,617	CEZ AS, (2)	826,877
193,329	Cia de Transmissao de Energia Eletrica Paulista	743,368
227,171	CK Infrastructure Holdings Ltd, (2)	1,174,305
332,825	Contact Energy Ltd, (2)	1,352,520
59,123	Duke Energy Corp, (3)	4,723,336
94,164	EDP – Energias de Portugal SA, (2)	449,469
121,062	Endesa SA, (2)	3,003,092
127,019	Enel Chile SA, ADR	478,862
689,196	Enel SpA, (2)	5,960,471
745,534	Power Assets Holdings Ltd, (2)	4,073,643
172,126	PPL Corp, (3)	4,447,736
236,161	Red Electrica Corp SA, (2)	4,418,462
71,471	Southern Co, (3)	3,705,771
2,036,361	Spark Infrastructure Group, (2)	3,041,406
102,229	SSE PLC, (2)	1,731,056
3,277	Terna Rete Elettrica Nazionale SpA, (2)	22,603
229,517	Transmissora Alianca de Energia Eletrica SA	1,185,971
	Total Electric Utilities	44,737,285

	Equity Real Estate Investment Trust – 26.7%

124,825	Abacus Property Group, (2)	233,157
3,152	Altarea SCA	465,323
208,213	APN Industria REIT, (2)	341,605
1,641,925	Ascendas Real Estate Investment Trust, (2)	3,767,249
134,648	Automotive Properties Real Estate Investment Trust	918,415
8,431	Befimmo SA, (2)	378,055
71,921	CareTrust REIT Inc	1,234,164
1,306,082	Centuria Industrial REIT, (2)	2,872,242
226,775	Centuria Office REIT, (2)	318,549
632,207	Charter Hall Social Infrastructure REIT, (2)	1,034,839
3,222	Cofinimmo SA, (2)	444,329
22	Covivio, (2)	1,596
9,225	Crombie Real Estate Investment Trust	86,977
175,600	Cromwell European Real Estate Investment Trust, (2)	83,464
72,242	CT Real Estate Investment Trust	722,633
132,908	CubeSmart	3,587,187
294,203	Dexus, (2)	1,888,289
417,596	Dream Industrial Real Estate Investment Trust	3,285,154
35,694	Dream Office Real Estate Investment Trust	539,512

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trust (continued)

1,697,981	Fortune Real Estate Investment Trust, (2)	$1,535,523
2,479,823	Frasers Logistics & Commercial Trust, (2)	2,136,217
1,361,514	GDI Property Group, (2)	1,052,580
7,098	Gecina SA, (2)	876,653
60,171	Globalworth Real Estate Investments Ltd, (2)	415,303
18,715	GPT Group, (2)	54,369
911	Granite Real Estate Investment Trust	47,013
169,147	Growthpoint Properties Australia Ltd, (2)	376,212
119,602	Healthcare Trust of America Inc	3,171,845
20,577	Highwoods Properties Inc, (3)	768,139
593	Hulic REIT Inc, (2)	737,075
19,625	ICADE, (2)	1,370,375
725,986	IGB Real Estate Investment Trust	303,271
129,816	Independence Realty Trust Inc	1,491,586
117,232	Inovalis Real Estate Investment Trust	657,142
27,715	Intervest Offices & Warehouses NV, (2)	714,214
5,065	Invesco Office J-REIT Inc, (2)	658,477
865	Investors Real Estate Trust	60,974
170	Japan Excellent Inc, (2)	197,605
65	Kenedix Office Investment Corp, (2)	363,195
24,840	Klepierre SA, (2)	496,522
31,358	LTC Properties Inc	1,181,256
523,512	LXI REIT plc, (2)	738,164
746,763	Mapletree Industrial Trust, (2), (DD1)	1,553,432
409,361	Medical Properties Trust Inc	7,695,987
150,909	MGM Growth Properties LLC	4,106,234
504,482	Nexus Real Estate Investment Trust	568,546
803	Nomura Real Estate Master Fund Inc, (2)	961,751
318,143	NorthWest Healthcare Properties Real Estate Investment Trust	2,530,896
48,592	NSI NV, (2)	1,875,618
142,601	Omega Healthcare Investors Inc, (3)	4,239,528
252,342	Physicians Realty Trust	4,421,032
48,997	Piedmont Office Realty Trust Inc	813,840
66,037	Realty Income Corp	3,929,201
136,712	RioCan Real Estate Investment Trust	1,546,771
30,074	Sabra Health Care REIT Inc	433,968
302,844	Secure Income REIT Plc	1,013,186
1,610	SmartCentres Real Estate Investment Trust	24,797
22,764	Spirit Realty Capital Inc	793,553
229,313	STAG Industrial Inc	6,723,457
1,403	Star Asia Investment Corp, (2)	1,241,189
302,664	Stride Property Group, (2)	346,659
107,893	Summit Industrial Income REIT	909,970
435,126	True North Commercial Real Estate Investment Trust	1,782,042
76,838	Urban Logistics REIT PLC	130,438
7,666	Ventas Inc	280,729
48,514	VEREIT Inc	311,945
129,367	VICI Properties Inc	2,611,920
151,652	Warehouse REIT PLC	206,703
38,339	Washington Real Estate Investment Trust	851,126
506,956	Waypoint REIT, (2)	915,583
4,254	Workspace Group PLC, (2)	34,508
52,233	WP Carey Inc	3,533,562
194,362	WPT Industrial Real Estate Investment Trust	2,507,270
	Total Equity Real Estate Investment Trust	100,501,890

	Gas Utilities – 4.1%

102,480	AltaGas Ltd	1,181,358
81,546	APA Group, (2)	630,540
176,002	Enagas SA, (2)	4,305,630
204,893	Italgas SpA, (2)	1,192,402
54,566	Naturgy Energy Group SA, (2)	1,018,688
1,439,800	Snam SpA, (2)	7,019,238
	Total Gas Utilities	15,347,856

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 1.5%

13,427	Atlantica Sustainable Infrastructure PLC	$390,726
14,639	Brookfield Renewable Partners LP	701,208
7,625	Brookfield Renewable Partners LP	365,074
692	Canadian Solar Infrastructure Fund Inc, (2)	733,077
2	Clearway Energy Inc	46
3,019	NextEra Energy Partners LP	154,814
88,750	TerraForm Power Inc	1,636,550
164,170	TransAlta Renewables Inc	1,764,320
	Total Independent Power & Renewable Electricity Producers	5,745,815

	Mortgage Real Estate Investment Trust – 0.6%

25,817	Blackstone Mortgage Trust Inc	621,932
34,698	Nexpoint Real Estate Finance Inc	581,191
76,700	Starwood Property Trust Inc	1,147,432
	Total Mortgage Real Estate Investment Trust	2,350,555

	Multi-Utilities – 2.9%

111	Brookfield Infrastructure Partners LP	4,563
138,115	Canadian Utilities Ltd	3,438,632
50,464	National Grid PLC, Sponsored ADR	3,065,184
1,251,165	REN – Redes Energeticas Nacionais SGPS SA, (2)	3,414,136
341,472	Vector Ltd, (2)	794,770
	Total Multi-Utilities	10,717,285

	Oil, Gas & Consumable Fuels – 2.4%

116,513	Enbridge Inc	3,544,326
128,042	Gibson Energy Inc	1,992,875
39,470	Kinder Morgan Inc, (3)	598,760
32,017	Pembina Pipeline Corp	800,425
38,519	TC Energy Corp	1,645,626
20,855	Williams Cos Inc, (3)	396,662
111,678	Z Energy Ltd, (2)	195,879
	Total Oil, Gas & Consumable Fuels	9,174,553

	Real Estate Management & Development – 2.6%

167,009	Ascendas India Trust, (2)	161,945
157,800	Cibus Nordic Real Estate AB, (2)	2,364,267
503,651	Corp Inmobiliaria Vesta SAB de CV	751,823
86,434	DIC Asset AG, (2)	1,161,228
120,714	Dios Fastigheter AB, (2)	808,595
37,507	Kennedy-Wilson Holdings Inc	570,857
2,316,900	Land & Houses PCL, (2)	574,230
373,997	New World Development Co Ltd	1,775,768
1,124,637	Sino Land Co Ltd, (2)	1,422,890
86,022	Sirius Real Estate Ltd, (2)	81,704
	Total Real Estate Management & Development	9,673,307

	Road & Rail – 0.8%

895,978	Aurizon Holdings Ltd, (2)	3,048,901

	Thrifts & Mortgage Finance – 0.1%

337,739	Real Estate Credit Investments Ltd, (2)	524,182

	Transportation Infrastructure – 0.1%

259,819	Jiangsu Expressway Co Ltd, (2)	305,371

	Water Utilities – 0.1%

434,234	Inversiones Aguas Metropolitanas SA	373,756
	Total Common Stocks (cost $203,279,470)	213,680,887

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 23.9% (16.9% of Total Investments)

	Diversified Financial Services – 0.2%

35,124	National Rural Utilities Cooperative Finance Corp	5.500%	A3	$921,303

	Electric Utilities – 3.9%

56,966	Duke Energy Corp	5.750%	BBB	1,533,525
36,209	Entergy Arkansas LLC	4.875%	A	909,208
18,693	Entergy Texas Inc	5.375%	BBB–	488,822
56,095	Georgia Power Co	5.000%	BBB	1,439,958
93,896	Integrys Holding Inc, (2)	6.000%	BBB	2,370,874
131	NextEra Energy Capital Holdings Inc	5.125%	BBB	3,321
66,848	NextEra Energy Capital Holdings Inc	5.250%	BBB	1,692,591
10,145	NextEra Energy Capital Holdings Inc	5.650%	BBB	271,582
80,900	Southern Co	5.250%	BBB	2,028,163
59,038	Southern Co	5.250%	BBB	1,488,348
95,129	Southern Co	4.950%	BBB	2,387,738
	Total Electric Utilities			14,614,130

	Equity Real Estate Investment Trust – 12.6%

34,076	American Homes 4 Rent	6.500%	BB	867,234
63,448	American Homes 4 Rent	6.350%	BB	1,581,124
49,582	American Homes 4 Rent	5.875%	BB	1,234,592
73,821	American Homes 4 Rent	5.875%	BB	1,852,907
2,118	American Homes 4 Rent	6.250%	Ba1	54,030
36,666	Armada Hoffler Properties Inc	6.750%	N/R	872,284
7,026	Boston Properties Inc	5.250%	BBB	175,861
61,598	City Office REIT Inc	6.625%	N/R	1,458,025
3,199	Digital Realty Trust Inc	5.875%	Baa3	80,519
30,069	Digital Realty Trust Inc	6.350%	Baa3	755,033
63,441	Digital Realty Trust Inc	5.250%	Baa3	1,606,326
30,111	Digital Realty Trust Inc	6.625%	Baa3	777,165
51,574	Digital Realty Trust Inc	5.850%	Baa3	1,353,818
59,684	Digital Realty Trust Inc	5.200%	Baa3	1,502,246
2,297	Federal Realty Investment Trust	5.000%	Baa1	56,506
102,784	Investors Real Estate Trust	6.625%	N/R	2,650,799
43,907	Kimco Realty Corp	5.250%	Baa2	1,033,571
12,428	Kimco Realty Corp	5.125%	Baa2	291,312
1,884	Mid-America Apartment Communities Inc	8.500%	BBB–	116,431
82,143	Monmouth Real Estate Investment Corp	6.125%	N/R	2,008,396
20,903	National Retail Properties Inc	5.200%	Baa2	498,537
63,335	National Storage Affiliates Trust	6.000%	N/R	1,622,009
27,651	Pebblebrook Hotel Trust	6.500%	N/R	551,361
46,133	Pebblebrook Hotel Trust	6.375%	N/R	876,066
57,839	Pebblebrook Hotel Trust	6.300%	N/R	1,071,757
87	PS Business Parks Inc	5.250%	BBB	2,155
63,829	PS Business Parks Inc	5.200%	Baa2	1,579,129
117,447	PS Business Parks Inc	4.875%	Baa2	2,801,111
33	PS Business Parks Inc	5.200%	BBB	812
5,840	Public Storage	5.200%	A3	146,234
9,098	Public Storage	5.200%	A3	227,814
25,769	Public Storage	4.950%	A3	648,090
224	Public Storage	5.150%	A3	5,719
8,552	Public Storage	5.050%	A3	219,701
3,181	Public Storage	5.400%	A3	81,211
18,141	Public Storage	5.600%	A3	483,821
1,231	Public Storage	5.125%	A3	31,181
52,896	Public Storage	4.875%	A3	1,338,269
4,140	Public Storage	4.750%	A3	104,328
34,865	Public Storage	4.625%	A3	886,268
1,569	QTS Realty Trust Inc	7.125%	B–	42,238
71,954	Rexford Industrial Realty Inc	5.625%	BB+	1,820,443
22,519	Saul Centers Inc	6.125%	N/R	513,433
29,550	Saul Centers Inc	6.000%	N/R	661,625
26,697	SITE Centers Corp	6.375%	BB+	596,678
12,763	SL Green Realty Corp	6.500%	Ba1	318,437

Shares	Description (1)	Coupon		Ratings (4)	Value

	Equity Real Estate Investment Trust (continued)

15,476	STAG Industrial Inc	6.875%		BB+	$400,983
10,251	Summit Hotel Properties Inc	6.450%		N/R	187,183
55,640	Summit Hotel Properties Inc	6.250%		N/R	996,512
12,143	Sunstone Hotel Investors Inc	6.950%		N/R	297,746
65,683	Sunstone Hotel Investors Inc	6.450%		N/R	1,599,381
25,424	UMH Properties Inc	8.000%		N/R	638,142
53,269	UMH Properties Inc	6.750%		N/R	1,259,812
37,710	Urstadt Biddle Properties Inc	6.250%		N/R	784,745
36,179	Urstadt Biddle Properties Inc	5.875%		N/R	721,771
96	Vornado Realty Trust	5.700%		Baa3	2,185
141,830	Vornado Realty Trust	5.250%		Baa3	3,094,731
	Total Equity Real Estate Investment Trust				47,439,797

	Gas Utilities – 0.8%

87,278	South Jersey Industries Inc	5.625%		BB+	2,153,148
35,736	Spire Inc	5.900%		BBB	928,064
	Total Gas Utilities				3,081,212

	Independent Power & Renewable Electricity Producers – 0.7%

38,977	Brookfield Renewable Partners LP	5.750%		BBB–	689,332
81,963	Brookfield Renewable Partners LP	5.250%		BBB–	2,056,452
	Total Independent Power & Renewable Electricity Producers				2,745,784

	Multi-Utilities – 4.2%

35,072	Algonquin Power & Utilities Corp	6.200%		BB+	917,483
82,143	Brookfield Infrastructure Partners LP	5.350%		BBB–	1,397,690
53,435	CMS Energy Corp	5.875%		Baa2	1,400,531
153	CMS Energy Corp	5.625%		Baa2	3,889
118,508	Dominion Energy Inc	5.250%		BBB–	3,016,029
27,126	DTE Energy Co	5.250%		BBB–	679,778
62,655	DTE Energy Co	5.375%		BBB–	1,575,773
43,281	DTE Energy Co	6.000%		BBB–	1,117,083
31,131	DTE Energy Co	5.250%		BBB–	782,011
57,610	NiSource Inc	6.500%		BBB–	1,486,914
130,405	Sempra Energy	5.750%		BBB–	3,334,456
	Total Multi-Utilities				15,711,637

	Oil, Gas & Consumable Fuels – 0.2%

20,360	NuStar Energy LP	8.500%		B1	351,617
14,441	NuStar Energy LP	7.625%		B1	234,233
	Total Oil, Gas & Consumable Fuels				585,850

	Real Estate Management & Development – 1.3%

76,353	Brookfield Property Partners LP	6.500%		BB+	1,395,733
83,720	Brookfield Property Partners LP	5.750%		BB+	1,386,403
68,517	Brookfield Property Partners LP	6.375%		BB+	1,242,213
44,975	Landmark Infrastructure Partners LP	7.900%		N/R	1,045,669
	Total Real Estate Management & Development				5,070,018
	Total $25 Par (or similar) Retail Preferred (cost $92,759,519)				90,169,731

Principal Amount (000) (20)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 22.8% (16.1% of Total Investments)

	Air Freight & Logistics – 0.6%

$2,125	Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	Ba3	$2,106,406

	Chemicals – 0.0%

100	Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B–	97,000

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000) (20)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Commercial Services & Supplies – 1.0%

$775		Atento Luxco 1 SA, 144A	6.125%	8/10/22	Ba3	$627,758
500		Clean Harbors Inc, 144A	5.125%	7/15/29	BB+	518,580
900	EUR	DSV Miljoe Group AS, Reg S	5.900%	5/10/21	N/R	1,019,646
700		GFL Environmental Inc, 144A	4.250%	6/01/25	BB–	706,125
584		GFL Environmental Inc, 144A	7.000%	6/01/26	B–	607,360
100		GFL Environmental Inc, 144A	5.125%	12/15/26	BB–	103,500
350		Stericycle Inc, 144A	5.375%	7/15/24	BB	358,750
		Total Commercial Services & Supplies				3,941,719

		Communications Equipment – 0.4%

745		ViaSat Inc, 144A	5.625%	9/15/25	BB–	713,337
675		ViaSat Inc, 144A	6.500%	7/15/28	BB–	675,142
		Total Communications Equipment				1,388,479

		Construction & Engineering – 0.6%

600		GMR Hyderabad International Airport Ltd, 144A	5.375%	4/10/24	BB+	581,932
300		GMR Hyderabad International Airport Ltd, 144A	4.250%	10/27/27	BB+	265,455
600		IHS Netherlands Holdco BV, 144A	8.000%	9/18/27	B2	604,500
300		International Airport Finance SA, 144A	12.000%	3/15/33	B–	237,750
700		PowerTeam Services LLC, 144A	9.033%	12/04/25	B–	714,000
		Total Construction & Engineering				2,403,637

		Consumer Discretionary – 0.2%

625		Lamar Media Corp, 144A	3.750%	2/15/28	BB–	589,250

		Diversified Financial Services – 1.0%

570		Cometa Energia SA de CV, 144A	6.375%	4/24/35	Baa3	593,370
350		Genesis Energy LP / Genesis Energy Finance Corp	7.750%	2/01/28	B+	311,500
975		HAT Holdings I LLC / HAT Holdings II LLC, 144A	6.000%	4/15/25	BB+	1,021,312
650		Minejesa Capital BV, 144A	5.625%	8/10/37	Baa3	666,250
6,505	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	1,351,695
		Total Diversified Financial Services				3,944,127

		Diversified Telecommunication Services – 1.0%

600		Altice France SA/France, 144A	5.500%	1/15/28	B	606,000
460		Level 3 Financing Inc, 144A	4.625%	9/15/27	BB	463,450
850		Level 3 Financing Inc, 144A	4.250%	7/01/28	BB	848,878
750		Zayo Group Holdings Inc, 144A	4.000%	3/01/27	B1	711,795
1,075		Zayo Group Holdings Inc, 144A	6.125%	3/01/28	CCC+	1,045,437
		Total Diversified Telecommunication Services				3,675,560

		Electric Utilities – 2.7%

940		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	Baa3	1,012,380
700		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energ, 144A	6.250%	12/10/24	BB+	729,750
398		Adani Transmission Ltd, 144A	4.250%	5/21/36	BBB–	382,414
1,800,000	COP	Empresas Publicas de Medellin ESP, 144A	8.375%	11/08/27	BBB	500,495
855		Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	B1	846,459
600		Lamar Funding Ltd, 144A	3.958%	5/07/25	BB	557,813
200		Listrindo Capital BV, 144A	4.950%	9/14/26	BB+	201,000
673		LLPL Capital Pte Ltd, 144A	6.875%	2/04/39	Baa3	735,154
675		Pacific Gas and Electric Co	3.300%	8/01/40	BBB–	656,809
1,650		Pacific Gas and Electric Co	3.500%	8/01/50	BBB–	1,592,877
400		Pampa Energia SA, 144A	7.500%	1/24/27	CCC+	322,780
575		Talen Energy Supply LLC	6.500%	6/01/25	B	387,159
500		Talen Energy Supply LLC, 144A	7.625%	6/01/28	BB	500,000
950		TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB	964,250
640		Vistra Operations Co LLC, 144A	5.625%	2/15/27	BB	657,267
		Total Electric Utilities				10,046,607

Principal Amount (000) (20)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Energy Equipment & Services – 0.1%

$325	Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	$297,473

	Equity Real Estate Investment Trust – 3.4%

2,500	American Campus Communities Operating Partnership LP	3.875%	1/30/31	BBB	2,620,128
1,165	Brixmor Operating Partnership LP	4.050%	7/01/30	BBB–	1,189,972
200	Cibanco SA Ibm / PLA Administradora Industrial S de RL de CV, 144A	4.962%	7/18/29	Baa3	194,000
1,125	GLP Capital LP / GLP Financing II Inc	4.000%	1/15/31	BBB–	1,111,601
485	Iron Mountain Inc, 144A	5.250%	3/15/28	BB–	482,575
1,020	MPT Operating Partnership LP / MPT Finance Corp	4.625%	8/01/29	BBB–	1,025,100
990	Sabra Health Care LP	5.125%	8/15/26	BBB–	1,003,725
1,625	SBA Communications Corp, 144A	3.875%	2/15/27	BB–	1,616,875
100	Service Properties Trust	7.500%	9/15/25	Baa3	104,970
1,700	VEREIT Operating Partnership LP	3.400%	1/15/28	BBB	1,710,279
875	VICI Properties LP / VICI Note Co Inc, 144A	4.625%	12/01/29	BB	853,125
825	VICI Properties LP / VICI Note Co Inc, 144A	4.125%	8/15/30	BB	786,844
	Total Equity Real Estate Investment Trust				12,699,194

	Gas Utilities – 0.9%

740	LBC Tank Terminals Holding Netherlands BV, 144A	6.875%	5/15/23	B–	746,860
1,650	National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB–	1,600,500
1,060	Suburban Propane Partners LP/Suburban Energy Finance Corp	5.875%	3/01/27	BB–	1,049,400
	Total Gas Utilities				3,396,760

	Health Care Providers & Services – 1.2%

600	CHS/Community Health Systems Inc	6.250%	3/31/23	BB	565,176
1,415	CHS/Community Health Systems Inc, 144A	8.000%	3/15/26	B	1,337,458
450	Cushman & Wakefield US Borrower LLC, 144A	6.750%	5/15/28	BB–	469,125
1,000	Encompass Health Corp	4.750%	2/01/30	B+	955,000
250	HCA Inc	3.500%	9/01/30	Ba2	240,735
600	Tenet Healthcare Corp	6.750%	6/15/23	B–	595,500
175	Tenet Healthcare Corp, 144A	7.500%	4/01/25	BB–	185,937
100	Tenet Healthcare Corp, 144A	4.625%	6/15/28	BB–	97,968
	Total Health Care Providers & Services				4,446,899

	Hotels, Restaurants & Leisure – 1.0%

200	Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op, 144A	5.500%	5/01/25	Ba2	201,000
450	Hilton Domestic Operating Co Inc, 144A	5.375%	5/01/25	BB	448,313
450	Hilton Domestic Operating Co Inc, 144A	5.750%	5/01/28	BB	454,500
1,900	Marriott International Inc/MD	4.625%	6/15/30	BBB–	1,975,430
350	MGM Growth Properties Operating Partnership LP / MGP Finance Co–Issuer Inc, 144A	4.625%	6/15/25	BB+	343,028
555	MGM Growth Properties Operating Partnership LP / MGP Finance Co–Issuer Inc	4.500%	1/15/28	BB+	540,448
	Total Hotels, Restaurants & Leisure				3,962,719

	Household Durables – 0.3%

1,100	Mattamy Group Corp, 144A	4.625%	3/01/30	BB	1,056,000

	Independent Power & Renewable Electricity Producers – 0.9%

525	AES Corp, 144A	3.950%	7/15/30	BBB	555,188
500	Azure Power Energy Ltd, 144A	5.500%	11/03/22	Ba2	503,970
300	Clearway Energy Operating LLC, 144A	4.750%	3/15/28	BB	305,982
600	NextEra Energy Operating Partners LP, 144A	3.875%	10/15/26	Ba1	599,130
600	NRG Energy Inc	6.625%	1/15/27	BB	627,000
525	NRG Energy Inc, 144A	5.250%	6/15/29	BB	552,452
400	Pattern Energy Group Inc, 144A	5.875%	2/01/24	BB–	402,000
	Total Independent Power & Renewable Electricity Producers				3,545,722

	Materials – 0.4%

1,450	Lamar Media Corp, 144A	4.000%	2/15/30	BB–	1,387,940

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000) (20)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Media – 0.9%

$475		Altice Financing SA, 144A	5.000%	1/15/28	B	$471,846
650		Altice France SA/France, 144A	7.375%	5/01/26	B	678,561
600		CSC Holdings LLC, 144A	7.500%	4/01/28	B	654,750
250		CSC Holdings LLC, 144A	5.750%	1/15/30	B	261,122
1,300		CSC Holdings LLC, 144A	4.625%	12/01/30	B	1,262,768
		Total Media				3,329,047

		Mortgage Real Estate Investment Trust – 0.4%

1,425		Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	4.250%	2/01/27	BB+	1,140,000
250		Starwood Property Trust Inc	4.750%	3/15/25	Ba3	227,500
		Total Mortgage Real Estate Investment Trust				1,367,500

		Oil, Gas & Consumable Fuels – 3.4%

665		Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB–	554,404
400		EnLink Midstream Partners LP	4.850%	7/15/26	BB+	296,120
1,820		Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB–	1,892,800
250		EQM Midstream Partners LP, 144A	6.000%	7/01/25	BB	252,500
450		EQM Midstream Partners LP	5.500%	7/15/28	BB	428,625
305		Genesis Energy LP / Genesis Energy Finance Corp	5.625%	6/15/24	B+	265,350
940		Global Partners LP / GLP Finance Corp	7.000%	8/01/27	B+	869,500
300		KazTransGas JSC, 144A	4.375%	9/26/27	Baa3	321,090
1,050		M/I Homes Inc	4.950%	2/01/28	BB–	1,043,438
325		NGL Energy Partners LP / NGL Energy Finance Corp	7.500%	4/15/26	B+	247,000
250		ONEOK Inc	5.850%	1/15/26	BBB	285,477
625		ONEOK Inc	6.350%	1/15/31	BBB	731,463
640		Par Petroleum LLC / Par Petroleum Finance Corp, 144A	7.750%	12/15/25	BB–	552,134
900		Peru LNG Srl, 144A	5.375%	3/22/30	BB–	707,625
1,575		Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB	1,563,439
775		Targa Resources Partners LP / Targa Resources Partners Finance Corp, 144A	5.500%	3/01/30	BB	748,356
640		TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	BB	617,600
400		Transportadora de Gas del Sur SA, 144A	6.750%	5/02/25	CCC+	340,828
500		USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB–	474,900
500		Western Midstream Operating LP	4.050%	2/01/30	BB+	481,220
		Total Oil, Gas & Consumable Fuels				12,673,869

		Real Estate Management & Development – 0.4%

1,660		Hunt Cos Inc, 144A	6.250%	2/15/26	BB–	1,510,600
200		RKI Overseas Finance 2016 B Ltd, Reg S	4.700%	9/06/21	BB–	198,467
		Total Real Estate Management & Development				1,709,067

		Road & Rail – 0.3%

500		Rumo Luxembourg Sarl, 144A	5.875%	1/18/25	BB	527,500
500		Rumo Luxembourg Sarl, 144A, (WI/DD)	5.250%	1/10/28	BB–	500,000
		Total Road & Rail				1,027,500

		Thrifts & Mortgage Finance – 0.2%

1,105		Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 144A	5.250%	10/01/25	BB+	953,295

		Trading Companies & Distributors – 0.2%

890		Fortress Transportation and Infrastructure Investors LLC, 144A	6.500%	10/01/25	Ba3	801,187

		Transportation Infrastructure – 0.7%

622		Aeropuerto Internacional de Tocumen SA, 144A	6.000%	11/18/48	BBB–	681,039
1,025		Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	Ba3	924,242
448		Autopistas del Sol SA/Costa Rica, 144A	7.375%	12/30/30	B	386,438
600		DP World PLC, 144A	5.625%	9/25/48	Baa3	654,000
4,200	MXN	Grupo Aeroportuario del Centro Norte SAB de CV	6.850%	6/07/21	N/R	184,687
		Total Transportation Infrastructure				2,830,406

Principal Amount (000) (20)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Utility – 0.1%

$500		Calpine Corp, 144A	5.250%	6/01/26	BB+	$504,855

		Wireless Telecommunication Services – 0.5%

865		Hughes Satellite Systems Corp	6.625%	8/01/26	BB	897,766
440		T-Mobile USA Inc, 144A, (3)	3.875%	4/15/30	BBB–	490,411
345		T-Mobile USA Inc, 144A, (3)	4.375%	4/15/40	BBB–	399,068
		Total Wireless Telecommunication Services				1,787,245
		Total Corporate Bonds (cost $88,237,286)				85,969,463

Principal Amount (000) (20)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 20.3% (14.3% of Total Investments)

		Diversified Financial Services – 0.6%

735		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$779,031
$1,650		Transcanada Trust	5.625%	5/20/75	BBB	1,612,875
		Total Diversified Financial Services				2,391,906

		Electric Utilities – 7.0%

1,780		AusNet Services Holdings Pty Ltd, Reg S	5.750%	3/17/76	BBB	1,815,599
995		ComEd Financing III	6.350%	3/15/33	BBB	1,160,305
2,600		Duke Energy Corp	4.875%	N/A (5)	BBB	2,597,140
1,000	GBP	Electricite de France SA, Reg S	5.875%	N/A (5)	BBB	1,282,469
4,363		Emera Inc	6.750%	6/15/76	BB+	4,718,628
2,210		Enel SpA, 144A	8.750%	9/24/73	BBB	2,511,024
1,859		NextEra Energy Capital Holdings Inc, (3-Month LIBOR reference rate + 2.068% spread), (6)	2.364%	10/01/66	BBB	1,472,495
3,503		NextEra Energy Capital Holdings Inc, (3-Month LIBOR reference rate + 2.125% spread), (6)	2.438%	6/15/67	BBB	2,722,152
1,775		NextEra Energy Capital Holdings Inc	4.800%	12/01/77	BBB	1,836,246
2,440		NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	2,657,771
695		PPL Capital Funding Inc, (3-Month LIBOR reference rate + 2.665% spread), (6)	2.973%	3/30/67	BBB	521,250
2,145		Southern Co	5.500%	3/15/57	BBB	2,174,976
910		SSE PLC, Reg S	4.750%	9/16/77	BBB–	919,362
		Total Electric Utilities				26,389,417

		Independent Power & Renewable Electricity Producers – 0.7%

1,385		AES Gener SA, 144A	7.125%	3/26/79	BB	1,429,383
1,105		AES Gener SA, 144A	6.350%	10/07/79	BB	1,110,525
		Total Independent Power & Renewable Electricity Producers				2,539,908

		Marine – 0.3%

1,205		Royal Capital BV, Reg S	4.875%	N/A (5)	N/R	1,174,875

		Multi-Utilities – 4.1%

2,650		CenterPoint Energy Inc	6.125%	N/A (5)	BBB–	2,568,168
1,570		CMS Energy Corp	4.750%	6/01/50	Baa2	1,600,769
1,410		Dominion Energy Inc	5.750%	10/01/54	BBB–	1,434,704
1,275		Dominion Energy Inc	4.650%	N/A (5)	BBB–	1,248,614
895		NiSource Inc	5.650%	N/A (5)	BBB–	854,725
2,612		RWE AG, Reg S	6.625%	7/30/75	BB+	2,885,892
3,125		Sempra Energy	4.875%	N/A (5)	BBB–	3,125,000
1,937		WEC Energy Group Inc, (3-Month LIBOR reference rate + 2.113% spread), (6)	2.505%	5/15/67	BBB	1,530,230
		Total Multi-Utilities				15,248,102

		Oil, Gas & Consumable Fuels – 6.5%

4,095		Enbridge Inc	6.000%	1/15/77	BBB–	4,033,575
4,560		Enbridge Inc	5.500%	7/15/77	BBB–	4,354,800
1,605		Enbridge Inc	6.250%	3/01/78	BBB–	1,580,925
2,419		Energy Transfer Operating LP, (3-Month LIBOR reference rate + 3.018% spread), (6)	3.704%	11/01/66	Ba1	1,330,450

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000) (20)		Description (1)			Coupon	Maturity	Ratings (4)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,524		Enterprise Products Operating LLC			4.875%	8/16/77	Baa2	$1,325,499
2,745		Enterprise Products Operating LLC			5.250%	8/16/77	Baa2	2,566,575
1,205		Enterprise Products Operating LLC			5.375%	2/15/78	Baa2	1,078,475
1,450	CAD	Inter Pipeline Ltd			6.625%	11/19/79	BB	978,045
2,705		Plains All American Pipeline LP			6.125%	N/A (5)	BB	1,930,694
1,404		TransCanada PipeLines Ltd, (3-Month LIBOR reference rate + 2.210% spread), (6)			2.602%	5/15/67	Baa2	949,120
2,938		Transcanada Trust			5.875%	8/15/76	BBB	3,106,215
1,344		Transcanada Trust			5.500%	9/15/79	BBB	1,340,640
		Total Oil, Gas & Consumable Fuels						24,575,013

		Real Estate Management & Development – 0.8%

1,750		AT Securities BV, Reg S			5.250%	N/A (5)	BBB–	1,742,720
1,750	SGD	Frasers Property Treasury Pte Ltd, Reg S			3.950%	N/A (5)	N/R	1,182,507
		Total Real Estate Management & Development						2,925,227

		Road & Rail – 0.3%
1,134		BNSF Funding Trust I			6.613%	12/15/55	A–	1,242,926
		Total $1,000 Par (or similar) Institutional Preferred (cost $79,247,472)						76,487,374

Shares		Description (1)			Coupon		Ratings (4)	Value

		CONVERTIBLE PREFERRED SECURITIES – 9.3% (6.6% of Total Investments)

		Commercial Services & Supplies – 0.3%

23,841		GFL Environmental Inc			6.000%		N/R	$1,161,772

		Electric Utilities – 4.3%

62,276		American Electric Power Co Inc			6.125%		BBB	3,014,781
73,205		NextEra Energy Inc			4.872%		A–	3,553,371
101,143		NextEra Energy Inc			5.279%		BBB	4,293,520
21,377		PG&E Corp			5.500%		N/R	2,052,192
68,897		Southern Co			6.750%		BBB	3,035,602
		Total Electric Utilities						15,949,466

		Equity Real Estate Investment Trust – 2.1%

2,211		Crown Castle International Corp, (2)			6.875%		N/R	3,290,564
8,691		Equity Commonwealth			6.500%		N/R	239,003
9,780		Lexington Realty Trust			6.500%		N/R	527,631
24,055		QTS Realty Trust Inc			6.500%		B–	3,417,975
15,731		RPT Realty			7.250%		N/R	537,339
		Total Equity Real Estate Investment Trust						8,012,512

		Gas Utilities – 0.0%

2,792		South Jersey Industries Inc			7.250%		N/R	115,589

		Multi-Utilities – 2.6%

44,505		CenterPoint Energy Inc			7.000%		N/R	1,582,598
28,608		Dominion Energy Inc			7.250%		BBB–	2,899,135
81,177		DTE Energy Co			6.250%		BBB–	3,435,410
16,495		Sempra Energy			6.000%		N/R	1,612,056
3,642		Sempra Energy			6.750%		N/R	357,863
		Total Multi-Utilities						9,887,062
		Total Convertible Preferred Securities (cost $35,518,969)						35,126,401

Principal Amount (000)		Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

		VARIABLE RATE SENIOR LOAN INTERESTS – 2.3% (1.6% of Total Investments) (7)

		Health Care Providers & Services – 0.3%

$1,248		RegionalCare Hospital Partners Holdings, Inc., Term Loan B	3.928%	1-Month LIBOR	3.750%	11/16/25	B1	$1,173,730

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (4)	Value

	Hotels, Restaurants & Leisure – 0.2%

$977	CityCenter Holdings LLC, Term Loan B	3.000%	1-Month LIBOR	2.250%	4/18/24	B+	$891,691

	Oil, Gas & Consumable Fuels – 0.5%

598	Buckeye Partners, Term Loan B, First Lien	2.923%	1-Month LIBOR	2.750%	11/01/26	BBB–	575,308
1,432	Delek US Holdings, Inc., Term Loan B	2.428%	1-Month LIBOR	2.250%	3/30/25	BB+	1,337,034
2,030	Total Oil, Gas & Consumable Fuels						1,912,342

	Real Estate Management & Development – 0.5%

1,953	Brookfield Property REIT Inc., Term Loan B, First Lien	2.678%	1-Month LIBOR	2.500%	8/24/25	BB+	1,655,608

	Road & Rail – 0.8%

2,294	Genesee & Wyoming Inc., Term Loan	2.308%	3-Month LIBOR	2.000%	12/30/26	BB+	2,215,190
597	Kenan Advantage Group Inc, Term Loan	4.000%	1-Month LIBOR	3.000%	8/01/22	B–	545,014
142	Kenan Advantage Group Inc, Term Loan B	4.000%	1-Month LIBOR	3.000%	7/29/22	B–	129,605
3,033	Total Road & Rail						2,889,809
$9,241	Total Variable Rate Senior Loan Interests (cost $9,163,798)						8,523,180

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE BONDS – 0.9% (0.6% of Total Investments)

	Oil, Gas & Consumable Fuels – 0.5%

$3,195	Cheniere Energy Inc			4.250%	3/15/45	N/R	$2,020,314

	Real Estate Management & Development – 0.4%

1,360	Tricon Capital Group Inc, 144A			5.750%	3/31/22	N/R	1,336,200
$4,555	Total Convertible Bonds (cost $3,619,837)						3,356,514

Principal Amount	Description (1)			Interest Rate (9)	Maturity		Value

	WHOLE LOANS – 0.8% (0.6% of Total Investments) (10), (11)

	Commercial Loans – 0.5%

$13,956	NCH Corp, (12), (13), (14)			11.925%	8/01/49		$1,785,487

	Multifamily Loans – 0.3%

4,383	NCH Corp, (12), (13), (14)			11.925%	8/01/49		1,190,513
$18,339	Total Whole Loans (cost $18,973,413)						2,976,000

Shares	Description (1), (15)						Value

	INVESTMENT COMPANIES – 0.4% (0.3% of Total Investments)

479,505	Sequoia Economic Infrastructure Income Fund Ltd						$617,921
848,819	Starwood European Real Estate Finance Ltd						908,731
	Total Investment Companies (cost $1,690,152)						1,526,652

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (4)	Value

	MORTGAGE-BACKED SECURITIES – 0.4% ( 0.2% of Total Investments)

$210	20 TSQ GROUNDCO LLC, 144A			3.203%	5/15/35	Aa3	$205,156
130	COMM 2013-CCRE10 Mortgage Trust, 144A			4.948%	8/10/46	A2	127,713
200	Credit Suisse Mortgage Capital Certificates 2019-ICE4, 144A, (1-Month LIBOR reference rate + 2.150% spread), (6)			2.335%	5/15/36	Ba3	190,989
310	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 2.750% spread), (6)			2.935%	7/15/36	N/R	293,439

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2020
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	MORTGAGE-BACKED SECURITIES (continued)

$525	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (6)	4.435%	7/15/36	N/R	$473,123
$1,375	Total Mortgage-Backed Securities (cost $1,349,454)				1,290,420

Shares	Description (1)				Value

	COMMON STOCK RIGHTS – 0.0% (0.0% of Total Investments)

	Equity Real Estate Investment Trust – 0.0%

50,550	Warehouse Reit PLC, (2)				$62
	Total Common Stock Rights (cost $—)				62
	Total Long-Term Investments (cost $533,839,370)				519,106,684

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.0% (2.8% of Total Investments)

	REPURCHASE AGREEMENTS – 4.0% (2.8% of Total Investments)

$14,953	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/20, repurchase price $14,953,326 collateralized by $13,565,300, U.S. Treasury Notes, 2.625%, due 12/31/25, value $12,358,854	0.000%	7/01/20		$14,953,326
	Total Short–Term Investments (cost $14,953,326)				14,953,326
	Total Investments (cost $548,792,696) – 141.8%				534,060,010
	Borrowings – (39.3)% (16), (17)				(147,965,000)
	Other Assets Less Liabilities – (2.5)% (18)				(9,468,305)
	Net Assets Applicable to Common Shares – 100%				$376,626,705

Investments in Derivatives

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
10-Year U.S. Ultra Treasury Note	Short	(49)	9/20	$(7,584,158)	$(7,716,734)	$(132,577)	$12,250
10-Year U.S. Treasury Note	Short	(50)	9/20	(6,932,901)	(6,958,594)	(25,692)	7,813
Total				$(14,517,059)	$(14,675,328)	$(158,269)	$20,063
Total receivable for variation margin on futures contracts							$20,063
Total payable for variation margin on futures contracts							$—

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (19)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Securities LLC	$112,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(13,344,679)	$(13,344,679)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)

Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(10)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933.

(11)	Interest rates on whole loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(12)	Loan is currently default with regards to scheduled interest and/or principal payments.

(13)

Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(14)

Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 – Investment Valuation and Fair Value Measurements for more information.

(15)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(16)	Borrowings as a percentage of Total Investments is 27.7%.

(17)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(18)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(19)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(20)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

DD1	Portion of investment purchased on a delayed delivery basis.

EUR	Euro

GBP	Pound Sterling

LIBOR	London Inter-Bank Offered Rate

MXN	Mexican Peso

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

WI/DD	Investment purchased on a delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2020

(Unaudited)

Assets
Long-term investments, at value (cost $533,839,370)	$519,106,684
Short-term investments, at value (cost approximates value)	14,953,326
Cash	3,580,111
Cash collateral at broker for investments in futures contracts(1)	254,003
Cash collateral at broker for investments in swaps(1)	2,015,302
Cash denominated in foreign currencies (cost $203,571)	204,206
Receivable for:
Dividends	1,764,971
Interest	2,507,782
Investments sold	5,467,878
Reclaims	238,568
Variation margin on futures contracts	20,063
Other assets	30,703
Total assets	550,143,597
Liabilities
Borrowings	147,965,000
Unrealized depreciation on interest rate swaps	13,344,679
Payable for:
Dividends	2,597,966
Investments purchased – regular settlement	7,774,110
Investments purchased – when issued/delayed delivery settlement	1,061,968
Accrued expenses:
Interest on borrowings	112,389
Management fees	411,463
Trustees fees	29,011
Other	220,306
Total liabilities	173,516,892
Net assets applicable to common shares	$376,626,705
Common shares outstanding	27,469,180
Net asset value (“NAV”) per common share outstanding	$13.71
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$274,692
Paid-in surplus	607,174,495
Total distributable earnings	(230,822,482)
Net assets applicable to common shares	$376,626,705
Authorized common shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2020

(Unaudited)

Investment Income
Dividends	$10,762,032
Interest	5,649,351
Foreign tax withheld on dividend income	(526,930)
Total investment income	15,884,453
Expenses
Management fees	2,963,054
Interest expense on borrowings	1,956,002
Custodian fees	195,375
Trustees fees	7,266
Professional fees	26,778
Shareholder reporting expenses	51,374
Shareholder servicing agent fees	7,543
Stock exchange listing fees	3,717
Investor relations expenses	91,492
Other	18,307
Total expenses	5,320,908
Net investment income (loss)	10,563,545
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(106,236,216)
Futures contracts	(399,227)
Swaps	(352,619)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(49,761,064)
Futures contracts	(158,269)
Swaps	(9,899,693)
Net realized and unrealized gain (loss)	(166,807,088)
Net increase (decrease) in net assets applicable to common shares from operations	$(156,243,543)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

(Unaudited)

	Six Months Ended 6/30/20	Year Ended 12/31/19
Operations
Net investment income (loss)	$10,563,545	$24,980,534
Net realized gain (loss) from:
Investments and foreign currency	(106,236,216)	24,680,775
Futures contracts	(399,227)	—
Swaps	(352,619)	400,491
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(49,761,064)	89,218,974
Futures contracts	(158,269)	—
Swaps	(9,899,693)	(5,974,485)
Net increase (decrease) in net assets applicable to common shares from operations	(156,243,543)	133,306,289
Distributions to Common Shareholders
Dividends	(17,594,009)	(35,545,117)
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,594,009)	(35,545,117)
Net increase (decrease) in net assets applicable to common shares	(173,837,552)	97,761,172
Net assets applicable to common shares at the beginning of period	550,464,257	452,703,085
Net assets applicable to common shares at the end of period	$376,626,705	$550,464,257

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2020

(Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(156,243,543)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(344,508,298)
Proceeds from sales and maturities of investments	481,666,898
Proceeds from (Purchases of) short-term investments, net	(2,841,868)
Proceeds from (Payments for) closed foreign currency spot contracts	(1,019,279)
Capital gain and return of capital distributions from investments	1,620,922
Payment-in-kind distributions	93,382
Amortization (Accretion) of premiums and discounts, net	9,823
(Increase) Decrease in:
Receivable for dividends	1,121,582
Receivable for interest	1,114,958
Receivable for investments sold	2,020,898
Receivable for reclaims	(93,912)
Receivable for variation margin on futures contracts	(20,063)
Other assets	4,227
Increase (Decrease) in:
Payable for investments purchased – regular settlement	4,536,346
Investments purchased – when issued/delayed delivery settlement	1,061,968
Accrued interest on borrowings	(53,496)
Accrued management fees	(248,065)
Accrued Trustees fees	(6,195)
Accrued other expenses	(31,416)
Net realized (gain) loss from investments and foreign currency	106,236,216
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	49,761,064
Swaps	9,899,693
Net cash provided by (used in) operating activities	154,081,842
Cash Flows from Financing Activities:
(Repayments of) reverse repurchase agreements	(65,000,000)
Proceeds from borrowings	24,200,000
(Repayments of) borrowings	(98,460,000)
Cash distributions paid to common shareholders	(14,996,043)
Net cash provided by (used in) financing activities	(154,256,043)
Net Increase (Decrease) in Cash, Cash Denominated in Foreign Currencies and Cash Collateral at Brokers	(174,201)
Cash, cash denominated in foreign currencies and cash collateral at brokers at the beginning of period	6,227,823
Cash, cash denominated in foreign currencies and cash collateral at brokers at the end of period	$6,053,622

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding leverage costs)	$1,986,055

See accompanying notes to financial statements.

Financial Highlights

(Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2020(e)	$20.04	$0.38	$(6.07)	$(5.69)	$(0.64)	$—	$—	$(0.64)	$—		$13.71	$11.68
2019	16.48	0.91	3.94	4.85	(1.29)	—	—	(1.29)	—		20.04	18.36
2018	19.61	1.05	(2.93)	(1.88)	(1.12)	—	(0.15)	(1.27)	0.02		16.48	13.63
2017	18.09	1.14	1.66	2.80	(1.28)	—	—	(1.28)	—		19.61	17.80
2016	17.27	1.12	1.04	2.16	(1.14)	—	(0.21)	(1.35)	0.01		18.09	15.74
2015	19.84	1.18	(2.18)	(1.00)	(1.15)	(0.04)	(0.38)	(1.57)	—	*	17.27	15.24

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2020(e)	$147,965	$3,545
2019	222,225	3,477
2018	215,225	3,103
2017	225,225	3,406
2016	73,275	3,408
2015	74,500	3,265

		Common Share Supplemental Data/Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(28.53)%	(33.15)%	$376,627	2.49	%**	4.94	%**	56%
30.18	45.48	550,464	2.80		4.84		90
(9.90)	(17.07)	452,703	2.77		5.73		92
15.81	21.62	541,875	2.47		5.90		100
12.82	12.37	176,439	2.18		6.19		107
(5.39)	(11.72)	168,755	2.12		6.24		96

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings (as described in Note 8 – Fund Leverage), where applicable.
	•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and borrowings as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2020(e)	0.92	%**
2019	1.28
2018	1.20
2017	0.82
2016	0.56
2015	0.52

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	For the six months ended June 30, 2020.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is June 30, 2020, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2020 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular monthly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on NAV, the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share.

The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Foreign Currency Transactions and Translation

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$72,233,924	13.5%
Australia	20,729,458	3.9
Italy	20,187,692	3.8
Singapore	14,143,571	2.6
Hong Kong	12,930,087	2.4
Spain	10,371,256	2.0
United Kingdom	9,400,933	1.8
Germany	5,871,545	1.1
France	5,790,937	1.1
Other	4,892,369	8.7
Total non-U.S. securities	$176,551,772	40.9%

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (continued)

(Unaudited)

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees, when applicable. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Fair Value Measurement Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management early implemented this guidance and it did not have a material impact on the Fund’s financial statements.

Reference Rate Reform

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

The Fund’s investment in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing

Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from a pricing service. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

Notes to Financial Statements (continued)

(Unaudited)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$113,276,244	$100,404,643	***	$—		$213,680,887
$25 Par (or similar) Retail Preferred	87,798,857	2,370,874	***	—		90,169,731
Corporate Bonds	—	85,969,463		—		85,969,463
$1,000 Par (or similar) Institutional Preferred	—	76,487,374		—		76,487,374
Convertible Preferred Securities	31,835,837	3,290,564	***	—		35,126,401
Variable Rate Senior Loan Interests	—	8,523,180		—		8,523,180
Convertible Bonds	—	3,356,514		—		3,356,514
Whole Loans	—	—		2,976,000	***	2,976,000
Investment Companies	1,526,652	—		—		1,526,652
Mortgage-Backed Securities	—	1,290,420		—		1,290,420
Common Stock Rights	—	62		—		62

Short-Term Investments:
Repurchase Agreements	—	14,953,326		—		14,953,326

Investments in Derivatives:
Futures Contracts**	(158,269)	—		—		(158,269)
Interest Rate Swaps**	—	(13,344,679)		—		(13,344,679)
Total	$234,279,321	$283,301,741		$2,976,000		$520,557,062
*	Refer to the Fund’s Portfolio of Investments for industry classifications and whole loan categories, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Fund may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loans Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*
Multifamily Loans	$—	—%	$—	—%	$—	—%	$—	—%	$1,190,513	40.0%	$1,190,513	40.0%
Commercial Loans	—	—	—	—	—	—	—	—	1,785,487	60.0	1,785,487	60.0
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$14,953,326	$14,953,326	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $344,508,298 and $481,666,898, respectively.

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during

Notes to Financial Statements (continued)

(Unaudited)

this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund began using interest rate futures contracts to partially hedge the portfolio against movements in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$4,839,020
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable from variation margin on futures contracts*	$(158,269)	—	$—
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Future Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(399,227)	$(158,269)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$112,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps	$(13,344,679)

Notes to Financial Statements (continued)

(Unaudited)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$—	$(13,344,679)	$(13,344,679)	$13,237,115	$(107,564)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(352,169)	$(9,899,693)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

There were no transactions in common shares during the Fund’s current and prior fiscal periods.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of June 30, 2020.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$561,283,528
Gross unrealized:
Appreciation	$23,301,194
Depreciation	(64,027,660)
Net unrealized appreciation (depreciation) of investments	$(40,726,466)

Permanent differences, primarily due to bond premium amortization adjustments, federal taxes paid, REIT adjustments, treatment of notional principal contracts, complex securities character adjustments, foreign currency transactions, investments in partnerships, and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2019, the Fund’s last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2019, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income[1]	$2,772,533
Undistributed net long-term capital gains	—

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2019 was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$35,545,117
Distributions from net long-term capital gains	—
Return of capital	—

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2019, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Not subject to expiration:
Short-term	$8,748,953
Long-term	69,799,751
Total	$78,548,704

During the Fund’s last tax year ended December 31, 2019, the Fund utilized $13,928,061 of its capital loss carryforward. A portion of the Fund’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

Notes to Financial Statements (continued)

(Unaudited)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2020, the complex-level fee for the Fund was 0.1582%.

8. Fund Leverage

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $190,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $147,965,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed and 0.125% per annum on the undrawn balance.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on these Borrowings were $168,637,582 and 1.75%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by assets in the Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Reverse Repurchase Agreements

During the current fiscal period, the Fund utilized reverse repurchase agreement as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

As of the end of the reporting period, the Fund no longer used reverse repurchase agreements.

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Utilization period (days outstanding)	77
Average daily balance outstanding	$64,222,338	*
Weighted average interest rate	2.44%
*	For the period January 1, 2020 through March 17, 2020 (final utilization date).

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. Subsequent Events

Borrowings

During July 2020, the Fund increased the outstanding balance on its borrowings to $157,575,000. Also during July 2020, the Fund amended its borrowings and increased its interest on Borrowings to 1-Month LIBOR plus 0.775% per annum on the amount borrowed and 0.125% per annum on the undrawn balance. All other terms remained unchanged.

Additional Fund Information

Board of Trustees*
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Matthew Thornton III has been appointed to the Board of Trustees effective November 16, 2020.

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02081 (800) 257-8787

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Common Shares Repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

JRI Custom Blended Benchmark: A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index NR (Net Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index NR (Net Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Annual Investment Management Agreement Approval Process

(Unaudited)

The	Approval Process

At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; overall market and regulatory developments; the management of leverage financing; and the secondary market trading of the closed-end funds and any actions to address discounts.

In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital raising trends in the broader closed-end fund market and in particular with respect to Nuveen closed-end funds; a review of the leverage management actions taken on behalf of the Nuveen closed-end funds and their resulting impact on performance; and a description of the distribution management process and any capital management activities); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub- Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.

With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services);

compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers); and providing leverage, capital and distribution management services.

The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; reviewing and updating investment policies and benchmarks; and integrating certain investment teams and changing the portfolio managers serving various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•

Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds; and

•	with respect specifically to closed-end funds, such initiatives also included:

•

Leverage Management Services – continuing to actively manage leverage including developing new leverage instruments, managing leverage exposure and costs through various providers, and managing and adapting tender option bond structures to comply with regulations and developing further relationships with leverage providers;

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases as appropriate to address discounts, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.

The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade is reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year.

In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.

The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and second quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. The Board, however, recognized that the Performance Peer Group was classified as low for relevancy. The Board also noted that the Fund outperformed its blended benchmark for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020 and its performance was below the performance of its blended benchmark for such periods. The Board considered the Adviser’s explanation of the various factors that detracted from the Fund’s performance during the first quarter given its investment mandate and market conditions and was satisfied with the Adviser’s explanation. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across the Nuveen funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019.

With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.

The Independent Board Members noted that the Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was below its peer average.

Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.

As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.

In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Board noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.

The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professional and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-I-0620D 1300430-INV-B-08/21

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 4, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 4, 2020